UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2019

NOBLE MIDSTREAM PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware	001-37640	47-3011449
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way, Houston, Texas	77070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	NBLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Registration Rights Agreement

As previously reported, on November 14, 2019, Noble Midstream Partners LP (the “Partnership”) entered into a Common Unit Purchase Agreement (the “Unit Purchase Agreement”) with certain institutional investors (the “Investors”) to sell 12,077,295 common units representing limited partner interests in the Partnership (“Common Units”) in a private placement for gross proceeds of approximately $250 million (the “Private Placement”). In connection with the closing of the Private Placement, the Partnership and the Investors entered into a registration rights agreement (the “Registration Rights Agreement”) on November 21, 2019. Pursuant to the Registration Rights Agreement, the Partnership is required to file a registration statement (the “Registration Statement”) to register for public resale the 12,077,295 Common Units sold to the Investors under the Unit Purchase Agreement no later than December 21, 2019, and use its commercially reasonable efforts to cause the Registration Statement to become effective on the filing date or as soon as practicable thereafter.

The above description of the Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the full text of the agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Registration Rights Agreement, dated as of November 21, 2019, by and among the Partnership and the Purchasers named therein.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE MIDSTREAM PARTNERS LP
	By:	Noble Midstream GP LLC,
Its General Partner
Date: November 22, 2019
	By:	/s/ Thomas W Christensen
Thomas W. Christensen
Chief Financial Officer

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